Short-Term Bank Loan	6 Months Ended
Mar. 31, 2023
Short-Term Bank Loan [Abstract]
SHORT-TERM BANK LOAN

NOTE 8 — SHORT-TERM BANK LOAN

On March 31, 2023, Changzhou Zhongjin signed a loan agreement with Bank of Jiangsu to borrow RMB 10.0 million ($1,456,000) as working capital for one year, with a maturity date of March 28, 2024. The loan had a fixed interest rate of 3.65% per annum.

In connection with the above-mentioned borrowings with Bank of Jiangsu, Changzhou Zhongjin signed a maximum pledge agreement with Bank of Jiangsu and agreed to pledge a building property of 11,205.83 square meters with carrying value of RMB 16.7 million (approximately $2.4 million) and land use right of 16,595.64 square meters with carrying value of RMB 1.6 million (approximately $0.2 million) as collateral to guarantee loans that the Company may borrow from Bank of Jiangsu. In addition, a related party, the Company’s major shareholder Mr. Erqi Wang, signed a maximum guarantee agreement with Bank of Jiangsu to provide personal credit guarantees for loans that the Company may borrow from Bank of Jiangsu. Another related party, Changzhou Zhongjian Kanglu Information Technology Co., Ltd, also signed a maximum guarantee agreement with Bank of Jiangsu and a maximum pledge agreement with Bank of Jiangsu and agreed to pledge its properties with a value of RMB 33.0 million (approximately $4.8 million) as collateral to guarantee loans that the Company may borrow from Bank of Jiangsu. The short-term bank loan was fully repaid by the Company in May 2023.